                               COMMAND MONEY FUND

                             COMMAND TAX-FREE FUND

                            COMMAND GOVERNMENT FUND

                        PROSPECTUS DATED AUGUST 28, 1997
            (SUPPLEMENTED AS OF SEPTEMBER 8, 1997 AND JUNE 1, 1998)
________________________________________________________________________________

COMMAND Money Fund (the Money Fund), COMMAND Tax-Free Fund (the Tax-Free Fund) and the COMMAND Government Fund (the Government Fund), (each a Fund or, collectively, the Funds) are each open-end, diversified management investment companies whose shares are offered exclusively to participants in the COMMAND-SM- Account program (the COMMAND program) of Prudential Securities Incorporated (Prudential Securities).

The investment objectives of the Money Fund are to seek high current income, preservation of capital and maintenance of liquidity. The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of money market instruments maturing in thirteen months or less. The investment objectives of the Tax-Free Fund are to seek high current income that is exempt from federal income taxes, consistent with maintenance of liquidity and preservation of capital. The Tax-Free Fund seeks to achieve its objectives by investing in a diversified portfolio of short-term tax-exempt securities issued by states, municipalities and their instrumentalities and authorities maturing in thirteen months or less. (Some securities may be subject to the federal Alternative Minimum Tax.) The investment objectives of the Government Fund are to seek high current income, preservation of capital and maintenance of liquidity. The Government Fund seeks to achieve its objectives by investing in a portfolio of U.S. Government securities maturing in thirteen months or less. See "How the Funds Invest" and "How the Funds Value Their Shares." There can be no assurance that any of the Funds will achieve their investment objectives.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. See "How the Funds Value Their Shares."

The address of each Fund is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and each Fund's telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing. Additional information about each Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated August 28, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon written request to any of the Funds at the address noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
The following summary is intended to highlight certain information in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
WHAT ARE THE COMMAND FUNDS?
    Each of the Money Fund, Tax-Free Fund and Government Fund is a mutual fund whose shares are offered exclusively to participants of the COMMAND program of Prudential Securities. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, each Fund is an open-end, diversified management investment company.
WHAT IS EACH FUND'S INVESTMENT OBJECTIVE?
    The investment objectives of the Money Fund are to seek high current income, preservation of capital and maintenance of liquidity. The investment objectives of the Tax-Free Fund are to seek high current income that is exempt from federal income taxes consistent with maintenance of liquidity and the preservation of capital. The investment objectives of the Government Fund are to seek high current income, preservation of capital and maintenance of liquidity. There can be no assurance that any of the Funds' investment objectives will be achieved. See "How the Funds Invest" at page 6.
WHAT ARE THE FUNDS' RISK FACTORS AND SPECIAL CHARACTERISTICS?
    It is anticipated that the net asset value of each Fund will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, each Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in a Fund's portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. See "How the Funds Value Their Shares" at page 17.
WHO MANAGES THE FUNDS?
    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of each Fund and is compensated for its services at an annual rate of up to .50% of the average daily net assets of each of the Money Fund and the Tax-Free Fund and up to .40% of the average daily net assets of the Government Fund. The Management Fee is reduced for Fund assets in excess of certain specified levels. As of July 31, 1997, PIFM served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $56.7 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of each Fund under a Subadvisory Agreement with PIFM. See "How the Funds Are Managed--Manager" at page 14.
WHO DISTRIBUTES THE FUNDS' SHARES?
    Prudential Securities Incorporated (Prudential Securities or PSI) acts as the Distributor of each Fund's shares. Each Fund reimburses Prudential Securities for expenses related to the distribution of the Fund's shares at an annual rate of up to .125 of 1% of the Fund's average daily net assets. See "How the Funds Are Managed--Distributor" at page 15.
HOW DO I PURCHASE SHARES?
    Shares of the Funds are offered exclusively to participants in the COMMAND program who place a minimum of $10,000 in cash and/or securities in a COMMAND Account, or place a minimum of $2,000 in cash and/or securities in a COMMAND Essentials account, and meet criteria established by Prudential Securities. For a more detailed description of the COMMAND program, please see your Prudential Securities Financial Advisor.
HOW DO I SELL MY SHARES?
    Shares may be redeemed automatically by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND program or by you at any time at the net asset value next determined after the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 22.
HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?
    Each Fund expects to declare and pay daily dividends of any net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of such Fund at NAV. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES

                                                      MONEY FUND      TAX-FREE FUND   GOVERNMENT FUND
                                                    ---------------  ---------------  ---------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases.........       None             None             None
  Maximum Sales Load Imposed on Reinvested
   Dividends......................................       None             None             None
  Deferred Sales Load.............................       None             None             None
  Redemption Fees.................................       None             None             None
  Exchange Fee....................................       None             None             None
  COMMAND Program Annual Fee......................       $100*            $100*            $100*
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees.................................       .371%            .449%            .400%
  12b-1 Fees+.....................................       .125%            .125%            .125%
                                                         .074%            .066%            .105%
  Other Expenses..................................
                                                         .57%             .64%             .63%
    Total Fund Operating Expenses.................
                                                         .31%             .14%             .16%
  COMMAND Program Annual Fee**....................
                                                         .88%             .78%             .79%
    Total Fund Operating Expenses and Account
     Charge.......................................

EXAMPLE                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------  --------   --------   --------   --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
        Money Fund................................    $  6       $ 18       $ 32       $ 71
        Tax-Free Fund.............................    $  7       $ 20       $ 36       $ 80
        Government Fund...........................    $  6       $ 20       $ 35       $ 79
If the annual program fee were included, you would
 pay the following expenses on the same
 investment:
        Money Fund................................    $  9       $ 28       $ 49       $108
        Tax-Free Fund.............................    $  8       $ 25       $ 43       $ 97
        Government Fund...........................    $  8       $ 25       $ 44       $ 98

--------------------------
    The above examples are based on data for each Fund's fiscal year ended June 30, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in each Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds Are Managed."

    "Other Expenses" includes operating expenses of a Fund, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agent and custodian fees.
--------------------------
 *Prudential Securities charges an annual program fee of $100 to most participants in the COMMAND program whether or not they own shares in any of the Funds. The program fee is $125 for COMMAND Corporate accounts, $60 for COMMAND Essentials accounts, $60 for COMMAND IRA accounts and $150 for COMMAND Family accounts. Prudential Securities may, in its sole discretion, waive or reduce the COMMAND program annual fees and/or the fee associated with a particular product or service, as well as minimum investment requirements to be eligible for participation in the COMMAND program, generally or for specific accounts.
**In accordance with an interpretive position taken by the staff of the Securities and Exchange Commission (SEC), the annual program fee has been reflected in the fee table. The annual program fee as a percentage of average net assets is calculated by dividing $100 (the total fee) by the average account size in a Fund. The annual program fee is not prorated for purposes of this calculation to give effect to COMMAND program participants who also own shares in or subscribe to various other services offered by the program. A major portion of the annual program fee is not attributable to a Fund, but rather to non-fund services provided by the program.
 +It is currently anticipated that the entire distribution fee will be used to pay an account servicing fee to financial advisers. See "How the Funds Are Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
      The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements.

                                   MONEY FUND

                                                               YEAR ENDED JUNE 30,
                                ---------------------------------------------------------------------------------
                                   1997          1996          1995          1994          1993          1992
                                -----------   -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.049         0.052         0.050         0.029         0.030         0.046
Dividends and distributions...      (0.049)       (0.052)       (0.050)       (0.029)       (0.030)       (0.046)
                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        5.06%         5.30%         5.13%         2.98%         3.01%         4.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................   $6,629,903    $5,309,842   $4,055,700     $2,448,201    $2,436,672    $2,125,430
Average net assets (000)......   $6,078,525    $4,896,794   $3,072,284     $2,570,195    $2,275,532    $2,377,108
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .57%          .58%          .59%          .59%          .61%          .64%
  Expenses, excluding
   distribution fees..........         .44%          .46%          .47%          .47%          .48%          .51%
  Net investment income.......        4.97%         5.15%         5.09%         2.92%         2.90%         4.57%


                                   1991          1990          1989*         1988
                                -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.069         0.081         0.084         0.065
Dividends and distributions...      (0.069)       (0.081)       (0.084)       (0.065)
                                -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        7.17%         8.42%         8.73%         6.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................   $2,417,429    $2,668,970    $2,206,469    $1,549,772
Average net assets (000)......   $2,605,472    $2,680,212    $1,821,521    $1,513,022
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .61%          .59%          .63%          .65%
  Expenses, excluding
   distribution fees..........         .49%          .46%          .51%          .53%
  Net investment income.......        6.95%         8.08%         8.40%         6.58%

----------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

*See Footnote on next page.

                                 TAX-FREE FUND

                                                                YEAR ENDED JUNE 30,
                                ------------------------------------------------------------------------------------
                                    1997           1996          1995         1994           1993           1992
                                ------------   ------------   ----------  ------------   ------------   ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000     $    1.000     $  1.000    $    1.000     $    1.000     $    1.000
Net investment income and net
 realized gains...............       0.030          0.031        0.032         0.020          0.022          0.035
Dividends and distributions...      (0.030)        (0.031)      (0.032  )     (0.020)        (0.022)        (0.035)
                                ------------   ------------   ----------  ------------   ------------   ------------
Net asset value, end of
 year.........................  $    1.000     $    1.000     $  1.000    $    1.000     $    1.000     $    1.000
                                ------------   ------------   ----------  ------------   ------------   ------------
                                ------------   ------------   ----------  ------------   ------------   ------------
TOTAL RETURN (a):.............        3.05%          3.12%        3.29%         1.98%          2.23%          3.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................    $1,129,513     $1,156,935   $1,055,568      $847,602       $853,930       $729,122
Average net assets (000)......    $1,181,084     $1,134,257   $  926,888      $908,421       $823,517       $751,458
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .64%           .66%         .66%          .65%           .68%           .69%
  Expenses, excluding
   distribution fees..........         .51%           .54%         .54%          .53%           .55%           .56%
  Net investment income.......        3.00%          3.06%        3.05%         1.96%          2.09%          3.47%


                                    1991           1990          1989*           1988
                                ------------   ------------   ------------   ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net
 realized gains...............       0.049          0.055          0.054          0.043
Dividends and distributions...      (0.049)        (0.055)        (0.054)        (0.043)
                                ------------   ------------   ------------   ------------
Net asset value, end of
 year.........................  $    1.000     $    1.000     $    1.000     $    1.000
                                ------------   ------------   ------------   ------------
                                ------------   ------------   ------------   ------------
TOTAL RETURN (a):.............        5.02%          5.66%          5.54%          4.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................      $750,567       $714,650       $611,631       $681,601
Average net assets (000)......      $770,745       $699,559       $695,347       $669,353
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .66%           .68%           .67%           .70%
  Expenses, excluding
   distribution fees..........         .54%           .55%           .55%           .57%
  Net investment income.......        4.88%          5.57%          5.46%          4.39%

----------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

*See Footnote on next page.

                                GOVERNMENT FUND

                                                               YEAR ENDED JUNE 30,
                                ---------------------------------------------------------------------------------
                                   1997          1996          1995          1994          1993          1992
                                -----------   -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.049         0.050         0.048         0.028         0.028         0.045
Dividends and distributions...      (0.049)       (0.050)       (0.048)       (0.028)       (0.028)       (0.045)
                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        4.97%         5.12%         4.89%         2.86%         2.85%         4.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................  $   528,469   $   487,485   $   404,295   $   325,257   $   381,703   $   372,988
Average net assets (000)......  $   534,580   $   477,168   $   350,458   $   376,159   $   380,103   $   422,639
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .63%          .68%          .65%          .63%          .65%          .69%
  Expenses, excluding
   distribution fees..........         .51%          .56%          .53%          .51%          .53%          .57%
  Net investment income.......        4.84%         4.97%         4.81%         2.79%         2.74%         4.38%


                                   1991          1990          1989*         1988
                                -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.067         0.079         0.080         0.062
Dividends and distributions...      (0.067)       (0.079)       (0.080)       (0.062)
                                -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        6.90%         8.17%         8.30%         6.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................  $   414,978   $   270,140   $   181,559   $   180,338
Average net assets (000)......  $   398,971   $   243,593   $   175,179   $   164,798
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .65%          .66%          .71%          .72%
  Expenses, excluding
   distribution fees..........         .53%          .53%          .58%          .59%
  Net investment income.......        6.54%         7.70%         7.97%         6.16%

----------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

*On October 31, 1988, Prudential Mutual Fund Management, Inc. (PMF) succeeded
 The Prudential Insurance Company of America as investment adviser and has acted as manager of the Fund. In 1996, PMF transferred all of its assets to Prudential Mutual Fund Management LLC, which in May 1997, changed its name to Prudential Investments Fund Management LLC.

                              CALCULATION OF YIELD

  EACH FUND CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. EACH FUND ALSO CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING WEEKLY COMPOUNDING. IN ADDITION, THE TAX-FREE FUND CALCULATES ITS TAX EQUIVALENT YIELD. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes and is calculated by dividing the Fund's current or effective yield by the result of one minus the maximum marginal federal tax rate. The following is an example of the current and effective annual yield calculation as of June 30, 1997 for each of the Funds and the tax equivalent yield for the Tax-Free Fund:

                                                                                          GOVERNMENT
                                                          MONEY FUND     TAX-FREE FUND       FUND
                                                         -------------   -------------   -------------
Value of hypothetical account at end of period.........  $ 1.000984752   $ 1.000667176   $ 1.000963479
Value of hypothetical account at beginning of period...    1.000000000     1.000000000     1.000000000
                                                         -------------   -------------   -------------
Base period return.....................................  $  .000984752   $  .000667176   $  .000963479
                                                         -------------   -------------   -------------
                                                         -------------   -------------   -------------
CURRENT YIELD (Base Period Return x (365/7))...........          5.13%           3.48%           5.02%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.....          5.27%           3.54%           5.15%
TAX EQUIVALENT YIELD (current yield  DIVIDED BY                     --           5.86%              --
 (1-.396)).............................................

THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT REPRESENT FUTURE INCOME OR DIVIDENDS. YIELD IS COMPUTED WITHOUT TAKING INTO CONSIDERATION THE COMMAND PROGRAM ANNUAL FEE OF $100.

    The weighted average life to maturity of each of the Fund's portfolios on June 30, 1997 was 55 days for the Money Fund, 68 days for the Tax-Free Fund and 56 days for the Government Fund.

    Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. Comparative performance information may be used from time to time in advertising or marketing each of the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Financial Data, Inc., The Bank Rate Monitor and other industry publications, business periodicals and market indices.

                              HOW THE FUNDS INVEST

                                   MONEY FUND

INVESTMENT OBJECTIVES AND POLICIES

    THE INVESTMENT OBJECTIVES OF THE MONEY FUND ARE TO SEEK HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. THE MONEY FUND SEEKS TO ACHIEVE THESE OBJECTIVES BY INVESTING PRIMARILY IN A PORTFOLIO OF U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS. THE MONEY FUND SEEKS TO MAINTAIN A $1.00 SHARE PRICE AT ALL TIMES. TO ACHIEVE THIS, THE MONEY FUND PURCHASES ONLY SECURITIES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS AND LIMITS THE DOLLAR-WEIGHTED AVERAGE MATURITY OF ITS PORTFOLIO TO 90 DAYS OR LESS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE MONEY FUND WILL BE ATTAINED OR THAT THE MONEY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

    THE INVESTMENT OBJECTIVES OF THE MONEY FUND ARE FUNDAMENTAL POLICIES AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE MONEY FUND'S INVESTMENT POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE TRUSTEES.

    The Money Fund will invest in the following money market instruments:

    U.S. GOVERNMENT OBLIGATIONS. U.S. Treasury bills and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Money Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

    BANK OBLIGATIONS. Obligations (including time deposits, certificates of deposit and bankers' acceptances) of commercial banks, savings banks and savings and loan associations having, at the time of investment, total assets of $1 billion or more. The Money Fund may invest in U.S. dollar-denominated obligations of domestic banks, foreign branches of U.S. banks, foreign banks and U.S. and foreign branches of foreign banks and instruments secured by such obligations. The Money Fund may invest more than 25% of its total assets in money market instruments of domestic banks (including U.S. branches of foreign banks that are subject to the same regulation as U.S. banks and foreign branches of domestic banks, provided the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). See "Investment Restrictions" in the Statement of Additional Information.

    ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by assets backing the securities.

    OTHER MONEY MARKET INSTRUMENTS. The Fund may invest in commercial paper, variable amount demand master notes, funding agreements, bills, notes and other obligations issued by a U.S. company (trust or corporation), a foreign company or a foreign government, its agencies or instrumentalities. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth under "Bank Obligations" above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company must represent a credit of comparable quality as determined by the Money Fund's investment adviser, under the supervision of the Trustees.

    The Money Fund may not invest more than 25% of its net assets in any one industry, except there is no limitation with respect to money market instruments of domestic banks and obligations of the U.S. Government, its agencies and instrumentalities, as described above.

    The Money Fund intends to hold portfolio securities until maturity; however, the Money Fund may sell any security at any time in order to meet redemption requests or if such action, in the judgment of the investment adviser, is appropriate based on the adviser's evaluation of the issuer or market conditions.

    In selecting portfolio securities for investment by the Money Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Trustees monitor the credit quality of securities purchased for the Money Fund. If a portfolio security held by the Money Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Money Fund should continue to hold the security. If a portfolio security no longer presents minimal credit risks or is in default, the Money Fund will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interest of the Money Fund and its shareholders.

    The Money Fund utilizes the amortized cost method of valuation in accordance with rules of the SEC. See "How the Funds Value Their Shares." Accordingly, the Money Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality," as determined by the Money Fund's investment adviser under the supervision of the Trustees. "Eligible quality" means (i) a security (or issuer) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, that rating organization) or
(ii) an unrated security deemed of comparable quality by the Money Fund's investment adviser under the supervision of the Trustees. For a description of ratings, see "Description of Securities Ratings" in the Statement of Additional Information.

    As long as the Money Fund utilizes the amortized cost method of valuation, it will also comply with certain diversification requirements and will invest no more than 5% of the Money Fund's total assets in "second-tier securities," with no more than 1% of the Money Fund's total assets in any one issuer of a second-tier security. A "second-tier security," for this purpose, is a security of "eligible quality" that does not have the highest rating from at least two nationally recognized statistical rating organizations assigning a rating to that security or issuer (or, if only one rating organization assigned a rating, that rating organization) or an unrated security that is deemed of comparable quality by the Money Fund's investment adviser under the supervision of the Trustees.
    The Money Fund may also purchase certain other investments and is subject to certain policies as described in "Other Investments and Policies Applicable to the Funds."
    RISKS OF INVESTING IN FOREIGN SECURITIES. Since the Money Fund's portfolio may contain U.S. dollar-denominated obligations of foreign branches of domestic banks, foreign banks and domestic branches of foreign banks, an investment in the Money Fund involves certain additional risks. Such investment risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Money Fund, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Money Fund. The Money Fund will not purchase obligations which the investment adviser believes, at the time of purchase, will be subject to exchange controls or withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Money Fund's investments. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank, and such branches may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.
                                 TAX-FREE FUND
INVESTMENT OBJECTIVES AND POLICIES
    THE INVESTMENT OBJECTIVES OF THE TAX-FREE FUND ARE TO SEEK HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH MAINTENANCE OF LIQUIDITY AND PRESERVATION OF CAPITAL. THE TAX-FREE FUND WILL SEEK TO ACHIEVE ITS OBJECTIVES BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM DEBT OBLIGATIONS ISSUED BY STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND BY THE DISTRICT OF COLUMBIA, AND THEIR POLITICAL SUBDIVISIONS, DULY CONSTITUTED AUTHORITIES AND CORPORATIONS, THE INTEREST FROM WHICH IS WHOLLY EXEMPT FROM FEDERAL INCOME TAX IN THE OPINION OF BOND COUNSEL TO THE ISSUER. Such securities are generally known as "Municipal Bonds" or "Municipal Notes." Interest on certain Municipal Bonds and Municipal Notes may be a preference item for purposes of the federal Alternative Minimum Tax. The Tax-Free Fund may invest up to 20% of its net assets in Municipal Bonds and Municipal Notes, the interest on which would be a preference item for purposes of the federal Alternative Minimum Tax. Under normal circumstances, the Tax-Free Fund will invest at least 80% of its net assets in tax-exempt Municipal Bonds and Municipal Notes, which are not subject to the federal Alternative Minimum Tax. THE TAX-FREE FUND SEEKS TO MAINTAIN A $1.00 SHARE PRICE AT ALL TIMES. TO ACHIEVE THIS THE TAX-FREE FUND INVESTS IN MUNICIPAL BONDS OR NOTES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS AND LIMITS THE DOLLAR-WEIGHTED AVERAGE MATURITY OF ITS PORTFOLIO TO 90 DAYS OR LESS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE TAX-FREE FUND WILL BE ATTAINED OR THAT THE TAX-FREE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

    THE INVESTMENT OBJECTIVES OF THE TAX-FREE FUND ARE FUNDAMENTAL POLICIES AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT. THE TAX-FREE FUND'S INVESTMENT POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE TRUSTEES.

    The Tax-Free Fund utilizes the amortized cost method of valuation in accordance with rules of the SEC. See "How the Funds Value Their Shares." Accordingly, the Tax-Free Fund will limit its portfolio investments to those Municipal Bonds and Notes which present minimal credit risks and which are of "eligible quality" (as defined above) as determined by the Tax-Free Fund's investment adviser under the supervision of the Trustees.

    In selecting Municipal Bonds and Notes for investment by the Tax-Free Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. If a Municipal Bond or a Municipal Note held by the Tax-Free Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security continues to present minimal credit risks and whether the Tax-Free Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Tax-Free Fund will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Tax-Free Fund and its shareholders. For a description of ratings, see "Description of Securities Ratings" in the Statement of Additional Information.

    MUNICIPAL BONDS. Municipal Bonds are generally (i) issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer work or (ii) issued in certain instances as private-activity bonds, by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies at the time of issuance, in the opinion of the issuer's bond counsel, as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the size of such issues.

    Municipal Bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

    MUNICIPAL NOTES. Municipal Notes are short-term obligations, generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    OTHER INVESTMENTS AND POLICIES APPLICABLE TO THE TAX-FREE FUND. The Tax-Free Fund intends to hold portfolio securities to maturity, except that puts may be exercised on their expiration date when the exercise price is higher than the current market price for the underlying security. In addition, the Tax-Free Fund may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or of market conditions, it believes such disposition advisable. Also, the Tax-Free Fund may sell any security at any time in order to meet redemption requests. The Tax-Free Fund may also purchase certain other investments and engage in certain policies as described in "Other Investments and Policies Applicable to the Funds."

    The Tax-Free Fund anticipates being as fully invested as practicable in Municipal Bonds and Notes; however, because the Tax-Free Fund does not intend to invest in taxable obligations, there may be occasions when, as a result of maturities of portfolio securities or sales of Tax-Free Fund shares or in order to meet anticipated redemption requests, the Tax-Free Fund may hold cash which is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Tax-Free Fund might be required to sell securities at a loss.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds and Notes and for providing state and local governments with federal credit assistance. Reevaluation of the Tax-Free Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.

                                GOVERNMENT FUND

INVESTMENT OBJECTIVES AND POLICIES

    THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND ARE TO SEEK HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. THE GOVERNMENT FUND SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING IN A PORTFOLIO OF U.S. GOVERNMENT SECURITIES INCLUDING OBLIGATIONS ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT, OR ITS AGENCIES OR INSTRUMENTALITIES AND RELATED REPURCHASE AGREEMENTS. UNDER NORMAL CIRCUMSTANCES, THE GOVERNMENT FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, INCLUDING REPURCHASE AGREEMENTS WITH RESPECT TO SUCH SECURITIES. THE GOVERNMENT FUND SEEKS TO MAINTAIN A $1.00 SHARE PRICE AT ALL TIMES. TO ACHIEVE THIS, THE GOVERNMENT FUND PURCHASES ONLY SECURITIES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS AND LIMITS THE DOLLAR-WEIGHTED AVERAGE MATURITY OF ITS PORTFOLIO TO 90 DAYS OR LESS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND WILL BE ATTAINED OR THAT THE GOVERNMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE.

    THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND ARE FUNDAMENTAL POLICIES AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT. THE GOVERNMENT FUND'S INVESTMENT POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE TRUSTEES.

    U.S. TREASURY OBLIGATIONS. The Government Fund will invest in U.S. Treasury obligations, including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Government Fund will invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Government Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Government Fund may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which under certain conditions has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency.

    The Government Fund may invest in securities issued or guaranteed by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the U.S. Government, and in participation interests in, and instruments evidencing deposit or safekeeping for, any of the foregoing.

    The Government Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Investments in such instruments may be subject to greater fluctuations in price than investments in U.S. Treasury Notes or bonds as a result of variation in interest rates.

    The Government Fund intends normally to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

    OTHER INVESTMENTS AND POLICIES APPLICABLE TO THE GOVERNMENT FUND. The Government Fund may also invest in obligations of the International Bank for Reconstruction and Development (World Bank), which is technically not a U.S. Government agency or instrumentality. World Bank obligations are supported by appropriated but unpaid commitments of its member countries. There is no assurance that these commitments will be honored in the future. The Government Fund may also purchase certain other investments and engage in certain policies as described in "Other Investments and Policies Applicable to the Funds."

RATING OF FUND SHARES

    Duff & Phelps Credit Rating Co. (DCR) has given the Money Fund and Government Fund each an AAA rating. According to DCR, the AAA ratings mean the Funds' ability to meet redemption requests in a timely manner for $1.00 per share are strong. These ratings are based on the Funds' risk management procedures, internal control systems, limitations on market risk and experienced management teams.

OTHER INVESTMENTS AND POLICIES APPLICABLE TO THE FUNDS

    LIQUIDITY PUTS. A Fund may also purchase instruments of the types described above under "Investment Objectives and Policies" for that Fund, with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which a Fund pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. A put may also include the right to demand repayment of interest and principal. The Tax-Free Fund and Government Fund may also buy securities with the right to demand principal and interest on a fixed date. For a more detailed description, see "Investment Objectives and Policies" in the Statement of Additional Information.

    Since the value of the put is dependent, in part, on the ability of the put writer to meet its obligation to repurchase, a Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. In the event such a default should occur, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

    VARIABLE RATE AND FLOATING RATE SECURITIES. Each Fund may invest in "variable rate" and "floating rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates and a Fund is typically able to demand repayment of the principal amount of such obligations at par plus accrued interest either, in some cases, at specified intervals of less than one year or, in other cases, upon not less than seven days' notice. For additional information concerning variable rate and floating rate obligations, see "Investment Objectives and Policies" in the Statement of Additional Information.

    REPURCHASE AGREEMENTS. The Money Fund and Government Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from that Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Money Fund and Government Fund each participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the SEC. See "Investment Objectives and Policies -- Repurchase Agreements" in the Statement of Additional Information.

    BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Money Fund and Government Fund may each borrow money from banks in an amount equal to no more than 20% of the value of their total assets (computed at the time the loan is made) for temporary or emergency purposes or for the clearance of transactions. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of a Fund's total assets less liabilities, except that these borrowing restrictions do not apply to reverse repurchase agreements engaged in by either Fund. The Tax-Free Fund may borrow for temporary purposes in amounts not exceeding 5% of its total assets. None of the Funds will purchase securities while borrowings are outstanding. See "Investment Restrictions" in the Statement of Additional Information.

    The Money Fund may also invest in securities subject to reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Money Fund with an agreement by the Money Fund to repurchase the securities at a later date at a fixed price. During the reverse repurchase agreement period, the Money Fund continues to receive principal and interest payments on these securities. The Money Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. Such transactions are only advantageous if the Money Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Reverse repurchase agreements may be considered speculative.

    The Money Fund's Custodian will maintain in a separate account cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's repurchase commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Money Fund may decline below the price of the securities the Money Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Money Fund's use of the proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Money Fund's obligation to repurchase the securities. The Tax-Free Fund may borrow from banks, for temporary investment purposes, in amounts not exceeding 5% of the market or other fair value of its total assets. See "Investment Restrictions" in the Statement of Additional Information.

    SECURITIES LENDING. The Money Fund and Government Fund may lend their portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities and the Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administration and custodial fees in connection with a loan. As a matter of fundamental policy, each Fund cannot lend more than 10% of its total assets. See "Investment Restrictions" in the Statement of Additional Information.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to that Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations and no interest accrues to the Fund until delivery and payment take place. The Funds' Custodian will maintain, in a segregated account of each Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than that Fund's purchase commitments. The purchase of securities on a "when-issued" basis may involve additional risks. For a more detailed discussion, see "Investment Objectives and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

    ILLIQUID SECURITIES. Each Fund may hold up to 10% of its net assets in illiquid securities including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and, except for the Tax-Free Fund, repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

    The Tax-Free Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

INVESTMENT RESTRICTIONS

    Each Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund as defined above. See "Investment Restrictions" in the Statement of Additional Information.

                           HOW THE FUNDS ARE MANAGED

      THE TRUSTEES, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUNDS' MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUNDS' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUNDS. THE FUNDS' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

    For the fiscal year ended June 30, 1997, total expenses of each of the Funds, as a percentage of their respective average net assets, were .57% for the Money Fund, .64% for the Tax-Free Fund and .63% for the Government Fund. See "Financial Highlights."

MANAGER

    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF EACH OF THE FUNDS. PIFM IS ORGANIZED IN NEW YORK AS A LIMITED LIABILITY COMPANY. IT IS THE SUCCESSOR OF PRUDENTIAL MUTUAL FUND MANAGEMENT, INC., WHICH TRANSFERRED ITS ASSETS TO PIFM IN SEPTEMBER 1996.

    As of July 31, 1997, PIFM served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $56.7 billion.

    UNDER A MANAGEMENT AGREEMENT WITH EACH OF THE FUNDS, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH FUND AND ALSO ADMINISTERS EACH FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

    UNDER SEPARATE SUBADVISORY AGREEMENTS BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF EACH OF THE FUNDS AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreements, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

    PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

    Under the Management Agreements, the Money Fund pays PIFM a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .425 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $1.5 billion; the Tax-Free Fund pays PIFM a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .425 of 1% of the Fund's average daily net assets in excess of $500 million and .375 of 1% of the Fund's average daily net assets in excess of $1 billion; and the Government Fund pays PIFM a fee at an annual rate of .40 of 1% of the Fund's average daily net assets up to $1 billion and .375 of 1% of the Fund's average daily net assets in excess of $1 billion.

    For the fiscal year ended June 30, 1997, the Money Fund paid management fees to PIFM of .37 of 1% of that Fund's average net assets, the Tax-Free Fund paid management fees to PIFM of .45 of 1% of that Fund's average net assets and the Government Fund paid management fees to PIFM of .40 of 1% of that Fund's average net assets. See "Manager" in the Statement of Additional Information.

DISTRIBUTOR

    PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF SHARES OF EACH OF THE FUNDS. IT IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. PRIOR TO JANUARY 2, 1996, PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.
(PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, ACTED AS DISTRIBUTOR OF SHARES OF EACH OF THE FUNDS.

    UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY EACH OF THE FUNDS (COLLECTIVELY, THE PLANS) UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING EACH FUND'S SHARES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities associated with the sale of shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of each Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    UNDER THE PLANS, EACH FUND REIMBURSES THE DISTRIBUTOR FOR ITS
DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THAT FUND'S AVERAGE DAILY NET ASSETS. SUCH AMOUNTS ARE ACCRUED DAILY AND PAID MONTHLY. THE ENTIRE DISTRIBUTION FEE MAY BE USED TO PAY ACCOUNT SERVICING FEES.

    The Plans provide that they shall continue in effect from year to year, provided that each such continuance is approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans. The Trustees are provided with and review quarterly reports of expenditures under the Plans.

    For the fiscal year ended June 30, 1997, Prudential Securities and PMFD incurred distribution expenses for the Money Fund of $7,598,156, for the Tax-Free Fund of $1,476,356 and for the Government Fund of $668,224, all of which were recovered through the distribution fee paid by each Fund to Prudential Securities and PMFD. The Funds record all payments made under the Plans as expenses in the calculation of net investment income.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

    The Funds are not affected by PSI's financial condition and are entirely separate legal entities from PSI, which has no beneficial ownership therein and the Funds' assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker for the Funds, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of the Funds. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02205.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent for the Funds and in those capacities maintains certain books and records for each of the Funds. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PIFM.

                        HOW THE FUNDS VALUE THEIR SHARES

  EACH FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH OF THE FUND'S NAV TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DAILY DECLARATION OF DIVIDENDS.

    Each Fund will compute its NAV once daily on the days that the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not materially affect the net asset value. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of each Fund at $1.00 per share.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUNDS

    EACH FUND IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES. EACH FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). AS A REGULATED INVESTMENT COMPANY, A FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, REALIZED DURING ANY YEAR, WHICH IT DISTRIBUTES TO ITS SHAREHOLDERS, PROVIDED THAT AT LEAST 90% OF ITS NET INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAIN EARNED IN THE YEAR IS DISTRIBUTED. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

    The Funds may be subject to tax in certain states where they do business. Further, in those states which have income tax laws, the tax treatment of the Funds and of shareholders with respect to distributions by the Funds may differ from the federal tax treatment.

TAXATION OF SHAREHOLDERS

    With respect to the Money Fund and Government Fund, distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. These distributions will not be eligible for the dividends-received deduction generally allowed to corporate shareholders. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the investor has held his or her Fund shares.

    The Tax-Free Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Tax-Free Fund which consist of interest received by the Tax-Free Fund on tax-exempt securities. Shareholders will generally not incur any federal income tax on the amount of exempt-interest dividends received by them from the Tax-Free Fund. In view of the Tax-Free Fund's investment policies, it is expected that all of the Tax-Free Fund's dividends will be exempt-interest dividends, although it is possible that the Tax-Free Fund may from time to time realize and distribute net short-term capital gains, market discount or other minor amounts of taxable income. Such distributions of short-term capital gains, market discount and other taxable income will be taxable to shareholders (whether the distributions are received in cash or reinvested in additional shares) and will not be eligible for the dividends received deduction available to corporations.

    Interest on indebtedness incurred or continued by a shareholder of the Tax-Free Fund, whether a corporation or an individual, to purchase or carry shares of the Tax-Free Fund is not deductible. Entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Tax-Free Fund.

    Interest on certain private activity tax-exempt obligations is a preference item to shareholders for purposes of the Alternative Minimum Tax. In the event that the Tax-Free Fund invests in such obligations, the portion of an exempt-interest dividend of the Tax-Free Fund that is allocable to such obligations will be treated as a preference item to shareholders for purposes of the Alternative Minimum Tax. Moreover, exempt-interest dividends paid to a corporate shareholder by the Tax-Free Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the Alternative Minimum Tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12% of a corporation's modified alternative minimum taxable income in excess of $2 million and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

    The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Tax-Free Fund may be subject to state and local taxes on exempt-interest dividends. Shareholders should consult their tax advisers about the status of dividends from the Tax-Free Fund in their own states and localities. The Tax-Free Fund will report annually to shareholders the percentage of interest income, on a state-by-state basis, received by the Fund during the preceding year.

    Under the laws of certain states, distributions of net income may be taxable to shareholders of the Funds as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Distributions may be subject to additional state and local taxes.

    Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

    Under U.S. Treasury Regulations, the Money Fund and Government Fund are required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income and payments of redemption proceeds and the Tax-Free Fund is required to withhold and remit to the U.S. Treasury 31% of taxable income and payments of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certification regarding the shareholder's status under the Internal Revenue Code. Withholding at this rate is also required on dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends paid to foreign shareholders from taxable net investment income and net short-term capital gains will generally be subject to U.S. withholding tax at the rate of 30% (or a lower applicable treaty rate).

DIVIDENDS AND DISTRIBUTIONS

    Each Fund will declare a dividend, immediately prior to 4:30 P.M., New York time, on each day that net asset value per share is determined, of all of its daily net investment income to shareholders of record as of 4:30 P.M., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed a Fund's net investment income. Dividends are accrued and paid daily in additional full or fractional shares of the Fund at the net asset value per share determined on the date of declaration. Each shareholder will receive periodically a summary of his or her account from Prudential Securities, including information as to dividends paid. See "General Information--Description of Shares."

    Net investment income, for dividend purposes, includes accrued interest and amortization of discounts and premiums, plus or minus any gains or losses realized on sales of portfolio securities, less the estimated expenses of a Fund. The Funds do not expect to realize long-term capital gains or losses.

    The Trustees of each Fund may revise the above dividend policy, or postpone the payment of dividends, if a Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which in the opinion of the Trustees might have a significant adverse effect on shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

    EACH OF THE FUNDS WAS ORGANIZED ON JUNE 5, 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS.

    The shareholders of each Fund are entitled to one vote for each full share held (and fractional votes for fractional shares). The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that at all times at least a majority of the Trustees has been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    THE FUNDS DO NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. SHAREHOLDERS HAVE CERTAIN RIGHTS INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF EACH FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE OF THE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS. SEE "GENERAL INFORMATION--VOTING RIGHTS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

    The Declaration of Trust and the By-Laws of each of the Funds are designed to make each Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of a Fund, which is not the case with a corporation. The Declaration of Trust of each Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of that Fund and that every written obligation, contract, instrument or undertaking made by that Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by each of the Funds with the Securities and Exchange Commission under the Securities Act. Copies of each Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C. Because this Prospectus relates to each of the Funds, there is a possibility that one Fund may become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus relating to any other Fund.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUNDS

    THE SHARES OF THE FUNDS ARE OFFERED EXCLUSIVELY TO PARTICIPANTS IN THE COMMAND PROGRAM WHO PLACED A MINIMUM OF $10,000 IN CASH AND/OR SECURITIES IN A COMMAND ACCOUNT OR PLACED A MINIMUM OF $2,000 IN CASH AND/OR SECURITIES IN A COMMAND ESSENTIALS ACCOUNT (THE MINIMUM INITIAL INVESTMENT FOR EMPLOYEES OF PRUDENTIAL AND ITS SUBSIDIARIES AND AFFILIATES IS $2,500). A participant in the COMMAND program will have any free credit cash balances in his or her Securities Account invested in shares of one of the Funds, U.S. Treasury Series of the Prudential Government Securities Trust, the California Money Market Series of the Prudential California Municipal Fund or the New Jersey Money Market Series, New York Money Market Series, Connecticut Money Market Series or Massachusetts Money Market Series of the Prudential Municipal Series Fund (collectively, the COMMAND Account Funds) depending upon which of the COMMAND Account Funds has been designated by the participant as his or her Primary COMMAND Fund. The COMMAND program offers a variety of products or services, which may, from time to time, be added to, modified or terminated by Prudential Securities in its sole discretion. This includes the ability of Prudential Securities, in its sole discretion, to waive or reduce the COMMAND program annual fees and/or the fee associated with a particular product or service, as well as minimum investment requirements to be eligible for participation in the COMMAND program, generally or for specific accounts. Although a participant will have his or her free credit cash balances invested automatically in only his or her Primary COMMAND Fund, the participant may purchase shares in any of the COMMAND Account Funds at any time. A participant in the COMMAND program has the option to change the designation of his or her Primary COMMAND Fund at any time by notifying his or her Prudential Securities Financial Adviser. Upon such notification, shares of the Primary COMMAND Fund will be redeemed and the proceeds reinvested in shares of the newly-designated Primary COMMAND Fund. For information regarding products and services available through the COMMAND Account, please contact your Prudential Securities Financial Advisor.

    Purchases of shares of the Primary COMMAND Fund will be made pursuant to the automatic purchase procedures described below. A purchase of shares of a fund other than the Primary COMMAND Fund can be made by placing an order with the participant's Prudential Securities Financial Adviser.

    The purchase price for shares of any of the Funds, whether purchased directly or through the Automatic Purchase Procedures described below, is the net asset value per share next determined after receipt by a Fund of a purchase order and payment in proper form (i.e., a free credit cash balance in a participant's Securities Account, or a check or federal funds wired to Prudential Securities).

    The Funds do not issue physical share certificates. Shares are registered in the name of Prudential Securities on behalf of its clients and maintained in book-entry form by the Transfer Agent.

    AUTOMATIC PURCHASE PROCEDURES. Free credit cash balances of $1.00 or more held in a Securities Account will automatically be invested in shares of the Primary COMMAND Fund as described below. Specifically, an order to purchase shares of a Primary COMMAND Fund is placed (i) in the case of a free credit cash balance resulting from the proceeds of a securities sale, on the settlement date of the securities sale, and (ii) in the case of a free credit cash balance resulting from a non-trade related credit

(e.g., receipt of a dividend or interest payment, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after the receipt by Prudential Securities of the non-trade related credit.

    All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in Fund shares at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in federal funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Funds.

HOW TO SELL YOUR SHARES

    Each Fund is obligated to redeem for cash all full and fractional shares of that Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent prior to the determination of net asset value on any day, the redemption will be effective as of 4:30 P.M., New York time, on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after the net asset value is determined, the redemption will be effective as of 4:30 P.M., New York time, on the next day that net asset value is determined, and payment will be made on such next day.

    AUTOMATIC REDEMPTION. Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND program, such as those incurred by use of the Visa-Registered Trademark- Gold Debit Card Account, including ATM transaction purchases, cash advances and COMMAND Account checks. Each COMMAND program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Primary COMMAND Fund and, if necessary, shares of other COMMAND Account Funds owned by the COMMAND program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not Primary COMMAND Funds, will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Margin loans will be utilized to satisfy debits remaining after the liquidation of all Fund shares in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. In the event of an automatic redemption of shares, the participant will be entitled to dividends declared on the redeemed shares through the business day preceding the day on which the redemption is effective. Participants will not be entitled to dividends declared on the date of redemption.

    MANUAL REDEMPTION. A shareholder may redeem shares of the Primary COMMAND Funds other than the fund selected as the participant's primary fund by submitting a written request for redemption directly to Prudential Securities or by calling his or her Prudential Securities Financial Adviser, who will submit the request to the Fund's Transfer Agent. The proceeds from a manual redemption will immediately become free credit cash balances in the participant's COMMAND program Securities Account and will be automatically invested in the Primary COMMAND Fund selected as the participant's primary fund. Redemption requests should not be sent to the Transfer Agent. If inadvertently sent to the Transfer Agent, they will be forwarded to Prudential Securities. The COMMAND program requires the written request to be signed by all persons in whose names the shares are registered, exactly as their names appear on their COMMAND Account Client Statement. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority may be required.

    In the event all of a shareholder's shares are redeemed, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared up to and including the date of redemption.

    A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

    If the Trustees of a Fund determine that it would be detrimental to the best interests of the remaining shareholders of that Fund to make payment wholly or partly in cash, that Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of that Fund, in lieu of cash in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "How the Funds Value Their Shares," and such valuation will be made as of the same time the redemption price is determined. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder.

    The total value of a shareholder's investment in a Fund at the time of redemption may be more or less than his or her cost, depending on the value of the securities held by that Fund at such time and income earned.

    Under the COMMAND program, Prudential Securities has the right to terminate a COMMAND program Securities Account for any reason. In such event, all shares held in a shareholder's account will be redeemed.

SHAREHOLDER SERVICES

    - COMMAND ACCOUNT CLIENT STATEMENTS. All purchases and redemptions of a Fund's shares and dividend reinvestments (rounded to the nearest share) will be confirmed to the shareholder in the COMMAND Account Client Statement, which is sent monthly to all COMMAND participants. Prudential Securities may, in the future, determine that a shareholder will receive only quarterly statements if the only activity in his or her Securities Account during any quarter is the automatic reinvestment of dividends declared on Fund shares.

    - REPORTS TO SHAREHOLDERS. The fiscal year of each Fund ends on June 30. Each Fund will send to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    In order to reduce duplicate mailing and printing expenses, the Funds will provide one annual and semi-annual shareholder report and annual prospectus per household. Shareholders may request additional copies of such reports by writing to the appropriate Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    - SHAREHOLDER INQUIRIES. Shareholder inquiries should be addressed to COMMAND Money Fund, COMMAND Tax-Free Fund or COMMAND Government Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

   Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities Financial Adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

               TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust
             TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
                  GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.

                   EQUITY FUNDS
Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

               MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

-COMMAND FUNDS
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND

                       Supplement dated September 8, 1997
                      to Prospectus dated August 28, 1997

    The following information supplements the Fund's Prospectus by adding new language to the SHAREHOLDER GUIDE portion of the Prospectus. This new language becomes effective immediately.

                               SHAREHOLDER GUIDE

    The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading ("Market Timers").

    To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND

                         Supplement dated June 1, 1998
                      to Prospectus dated August 28, 1997

THE FOLLOWING INFORMATION SUPPLEMENTS YOUR PROSPECTUS:

    Effective June 1, 1998, Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, was appointed Distributor of Fund shares. Shares continue to be offered through Prudential Securities Incorporated, Pruco Securities Corporation and are expected to be offered through other brokers and dealers. Prudential Investment Management Services is an affiliate of Prudential Securities Incorporated and Pruco Securities Corporation. All other arrangements with respect to the distribution of Fund shares described in the Prospectus remains unchanged.

THE FOLLOWING INFORMATION SUPPLEMENTS THE COVER PAGE AND "FUND HIGHLIGHTS" IN THE PROSPECTUS:

    Shares of the COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund are offered to (i) participants in the COMMAND-SM- Account and, effective July 1, 1998, the COMMAND Plus-SM- Account programs, which are available through Prudential Securities Incorporated, and (ii) participants in the Prudential BusinessEdge-SM- Account Program (the BusinessEdge program), which is available through either Prudential Securities Incorporated or Pruco Securities Corporation (each referred to as a "Broker/Dealer").

THE FOLLOWING INFORMATION SUPPLEMENTS "FUND EXPENSES" IN THE PROSPECTUS:

    The Sections entitled "Shareholder Transaction Expenses" and "Annual Fund Operating Expenses" are supplemented to provide that Prudential BusinessEdge-SM-Account charges a maximum annual fee of $250***. The COMMAND Plus-SM- Account charges a program fee of $150. Beginning July 1, 1998, the COMMAND Essentials-SM- Account will no longer be available to new customers; however, exiting COMMAND Essentials-SM- Accounts will be considered part of the COMMAND Account Program and will be charged an annual fee of $60.

*** The annual fee does not include charges for checks and deposits in excess of BusinessEdge program limits, additional cash transfer services, additional billpay services and charges relating to margin accounts, commercial lines of credit and term loans that may be available in the BusinessEdge program. A Broker/Dealer may, in its sole discretion, waive or reduce the annual fees of the BusinessEdge program and/or the fee associated with a particular product or service, as well as the minimum investment requirements for participation in the BusinessEdge program, generally or for specific accounts.

THE SECTION OF THE PROSPECTUS ENTITLED "SHAREHOLDER GUIDE" IS SUPPLEMENTED WITH THE FOLLOWING INFORMATION THAT DESCRIBES HOW SHAREHOLDERS PARTICIPATING IN THE BUSINESSEDGE PROGRAM MAY BUY AND REDEEM SHARES OF THE FUNDS.

    The shares of the Funds are also available to participants in the BusinessEdge program who have placed a minimum of $10,000 in cash and/or securities in a Prudential BusinessEdge Account. For information regarding the BusinessEdge program, including the selection of various BusinessEdge program options, contact a Broker/Dealer. For purposes of effecting an automatic redemption of Fund shares, participants in the BusinessEdge program may use a BusinessEdge Visa-Registered Trademark- Debit Card Account. If margin loans are available and selected as a program option, BusinessEdge participants may utilize such margin loans to satisfy debits to their program Securities Account after the liquidation of all Fund shares in a Securities Account. The remaining provisions of the Sub-Sections entitled "HOW TO BUY SHARES OF THE FUNDS" and "HOW TO SELL YOUR SHARES" are equally applicable to participants in the COMMAND program and the BusinessEdge program.

THE PROVISIONS OF THE PROSPECTUS APPLICABLE TO THE COMMAND PROGRAM ARE EQUALLY APPLICABLE TO THE COMMAND PLUS PROGRAM.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, in connection with the offers contained therein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Funds, the Manager or the Distributor to sell or a solicitation by the Funds, the Manager or the Distributor of any offer to buy in any jurisdiction in which such offering may not lawfully be made.

------------------------------------------------

                               TABLE OF CONTENTS

FUND HIGHLIGHTS...........................................................    2
  What are the Funds' Risk Factors and Special Characteristics?...........    2
FUND EXPENSES.............................................................    3
FINANCIAL HIGHLIGHTS......................................................    4
CALCULATION OF YIELD......................................................    5
HOW THE FUNDS INVEST......................................................    6
  Money Fund..............................................................    6
  Tax-Free Fund...........................................................    8
  Government Fund.........................................................   10
  Rating of Fund Shares...................................................   12
  Other Investments and Policies
   Applicable to the Funds................................................   12
  Investments in Securities of Other
   Investment Companies...................................................   14
  Investment Restrictions.................................................   14
HOW THE FUNDS ARE MANAGED.................................................   14
  Manager.................................................................   14
  Distributor.............................................................   15
  Portfolio Transactions..................................................   17
  Custodian and Transfer and Dividend Disbursing Agent....................   17
HOW THE FUNDS VALUE THEIR SHARES..........................................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................   18
GENERAL INFORMATION.......................................................   20
  Description of Shares...................................................   20
  Additional Information..................................................   20
SHAREHOLDER GUIDE.........................................................   21
  How to Buy Shares of the Funds..........................................   21
  How to Sell Your Shares.................................................   22
  Shareholder Services....................................................   23
THE PRUDENTIAL MUTUAL FUND FAMILY.........................................   25
PROSPECTUS SUPPLEMENTS....................................................   26

                               CUSIP Nos.:  CMF:      20050F-10-3
                                            CTF:      20050R-10-7
                                            CGF:      20050D-10-8

 COMMAND-SM-
    COMMAND Money Fund
    COMMAND Tax-Free Fund
    COMMAND Government Fund

    Prospectus dated August 28, 1997
    (Supplemented as of September 8, 1997
    and June 1, 1998)
 ----------------------------------------

    THE ENCLOSED PROSPECTUS DESCRIBES THREE FULLY MANAGED MONEY MARKET FUNDS. SHARES OF THE FUNDS ARE OFFERED EXCLUSIVELY TO PARTICIPANTS IN THE COMMAND ACCOUNT PROGRAM OF PRUDENTIAL SECURITIES INCORPORATED. INVESTORS SHOULD BE AWARE THAT THE PRUDENTIAL SECURITIES COMMAND ACCOUNT IS NOT A BANK ACCOUNT. AS WITH ANY INVESTMENT IN SECURITIES, THE VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUNDS WILL FLUCTUATE. THE PRINCIPAL OFFICE OF EACH FUND IS:
    GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077.

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